SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|X| Preliminary  proxy  statement
|_| Definitive  proxy statement
|_| Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            IMPERIAL INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):
        |X|    No fee required
        |_| Fee computed on table below per Exchange Act Rules  14a-6(i)(4)
            and 0-11

        (1)    Titles of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transactions applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

        |_| Fee paid previously with preliminary materials.
        |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1)     Amount previously paid:

               (2)     Form, Schedule or Registration Statement No.:

               (3)     Filing Party:

               (4)     Date Filed:

                            IMPERIAL INDUSTRIES, INC.
                           1259 Northwest 21st Street
                          Pompano Beach, Florida 33069
                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 19, 2002

TO THE STOCKHOLDERS OF IMPERIAL INDUSTRIES, INC.

          NOTICE is hereby given that the Annual Meeting of Stockholders of Imperial Industries, Inc., a Delaware corporation (the "Company") will be held at the Hyatt Regency Hotel, 400 S. E. 2nd Avenue, Miami, Florida, on Friday, July 19, 2002 at 10:00 A.M., for the following purposes:

          1. To elect one (1) Class I director for a term of three (3) years.

          2. To approve a proposal to amend the Company's Certificate of Incorporation to effect a one for five reverse stock split of the Company's common stock

          3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

          These items are fully discussed in the proxy statement that is attached to and made a part of this Notice of Annual Meeting. Only stockholders of record at the close of business on May 24, 2002 shall be entitled to receive notice of, and to vote at, the Annual Meeting, or any postponements or adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for ten (10) days prior to the Annual Meeting.

          The Company requests that you vote your shares as promptly as possible. Whether or not you expect to attend the Annual Meeting, please vote, date, sign, and return the enclosed proxy as promptly as possible to assure representation of your shares at the meeting. You may revoke your proxy at any time prior to its exercise by written notice to the Company prior to the Annual Meeting, or by attending the Annual Meeting in person and voting.

                                           By Order of the Board of Directors


                                           Howard L. Ehler, Jr.
                                           Secretary

Pompano Beach, Florida
May  ___, 2002

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            IMPERIAL INDUSTRIES, INC.
                           1259 Northwest 21st Street
                          Pompano Beach, Florida 33069
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 19, 2002


          This Proxy Statement relates to the Annual Meeting of the stockholders (the "Annual Meeting") of Imperial Industries, Inc., a Delaware corporation (the "Company") to be held at 10:00 A.M., local time, on July 19, 2002 at the Hyatt Regency Hotel, 400 S. E. 2nd Avenue, Miami, Florida, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

          We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the accompanying Proxy Card to our stockholders who are entitled to vote at the Annual Meeting on or about June, 2002. Our common stock is the only class of voting stock that we have issued and outstanding. Stockholders who owned common stock as of the close of business on May 24, 2002 will be entitled to vote at the Annual Meeting.

Why This Proxy Statement is Being Sent

          This Proxy Statement and the enclosed Proxy Card are being sent to you because the Company's Board of Directors is soliciting proxies from stockholders to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. If you do not wish to attend the Annual Meeting to vote your shares, you may instead complete, date, sign and return the enclosed Proxy Card to vote.

What is Being Voted on at the Annual Meeting

          The Company's Board of Directors is asking stockholders to vote on and to approve two matters:

          - The election of one Class I director for a term of three years; and

          - A proposal to effect a one for five reverse split of the Company's common stock.

The Company does not currently know of any other matter that will be acted upon at the Annual Meeting.

Who May Vote

          Stockholders who owned common stock at the close of business on May 24, 2002 are entitled to vote at the Annual Meeting (the Record Date"). On the Record Date, we had issued and outstanding 9,220,434 shares of common stock. Common stock is the only issued and outstanding class of voting stock. You do not have cumulative voting rights. You have one vote for each share of common stock that you own.

Votes Needed for a Quorum

          A majority of the shares of common stock that is issued and outstanding on the Record Date must be present or voted by proxy for a quorum at the Annual Meeting. If you return your Proxy Card or attend the Annual Meeting in person, your common stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on any or all of the matters presented at the Annual Meeting. In determining whether a quorum exists at the Annual Meeting, all votes "for" or "against," as well as abstentions will be counted. Broker non-votes will also be counted as present or represented for the purpose of determining whether a quorum is present for the transaction of business. If you hold your common stock through a broker, bank or other nominee, generally the nominee may only vote the common stock which it holds for you in accordance with your instructions. We do not count abstentions or broker non-votes as for or against any proposal.

          If a quorum is not present at the Annual Meeting, no official business can be conducted. However, if a quorum is not present or represented at the Annual Meeting, the stockholders who do attend the Annual Meeting in person or who are represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented. At any adjournment where there is a quorum, any business may be transacted that might have been transacted at the original meeting.

How You May Vote by Proxy

          A proxy is a person you appoint to vote on your behalf. Because many of our stockholders are unable to attend the Annual Meeting in person, the Board of Directors solicits proxies by mail to give each stockholder an opportunity to vote on all matters that will come before the Annual Meeting. In order to ensure that your vote will be recorded, you are urged to:

          -         Read this Proxy Statement carefully;

          -         Specify   your   choice  on  each   matter  by  marking  the
                    appropriate box on the enclosed Proxy Card; and

          - Sign, date and return the Proxy Card in the enclosed envelope.

          By signing the Proxy Card, you will be designating S. Daniel Ponce and Howard L. Ehler, Jr. as your proxies. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. They will vote your shares in accordance with your directions. However, if you sign and return the Proxy Card without instructions marked on it, it will be voted FOR the nominee for Class I director listed on the Proxy Card and FOR the proposal to effect a one for five reverse split of the Company's common stock. If any other matter is validly presented at the Annual Meeting, your proxies will vote in accordance with their best judgement. We do not currently know of any other matter that will be acted on at the Annual Meeting.

How You Can Revoke Your Proxy

          You may revoke your proxy at any time prior to the Annual Meeting by doing any of the following:

          -         giving written notice of its revocation to the Company,

          - by submission of another duly executed proxy dated after the Proxy Card to be revoked, or

          -         by attending the Annual Meeting and voting in person.

          Your mere presence at the Annual Meeting will not revoke the prior appointment.

Vote Required on Proposals

          Each stockholder is entitled to one vote for each share of common stock registered in his name on the Record Date for each matter brought before the stockholders at the Annual Meeting. The nominee for director for Class I receiving the highest number of votes will be elected for the term of such directorship. An affirmative vote of the holders of a majority of the outstanding common stock entitled to vote at the Annual Meeting is required to adopt the reverse stock split. Accordingly, abstentions and broker non-votes could have a significant effect on the outcome of this proposal as they will be counted .

Voting is Confidential


          Proxy Cards, ballots and tabulations that identify individual stockholders are confidential. Only the inspectors of election and certain of our employees associated with processing Proxy Cards and counting votes have access to your Proxy Card. Additionally, all comments directed to the Company (whether written on the Proxy Card or elsewhere) remain confidential, unless you ask that your name be disclosed.

The Company Pays the Cost of Solicitation of Proxies

          The Company will pay all expenses associated with this proxy solicitation. Such costs include preparing, printing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy Card, as well as all costs of soliciting proxies. We will primarily solicit proxies by mail. However, our officers, directors and regular employees may solicit by telephone, facsimile transmission, e-mail or in person. Such officers, directors and employees would not receive additional compensation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and we will reimburse such persons, including our transfer agent, for their reasonable out-of-pocket expenses in forwarding such materials. We may retain the services of a proxy solicitation firm to solicit proxies and will pay all reasonable costs associated with such firm.


                              ELECTION OF DIRECTORS

          The Board of Directors is currently divided into three classes, having three year terms that expire in successive years. Directors hold office until the expiration of their respective terms and until their successors are elected or until death, resignation or removal.

          The Class I Director's term expires with the 2002 Annual Meeting. Accordingly, one Class I Director will be elected at the Annual Meeting. The Class I Director will serve until the 2005 Annual Meeting or until his successor is elected.

          The Board of Directors propose that the nominee described below, be elected as the Class I Director for the term specified above and until his successor is duly elected and qualified, except in the event of his earlier death, resignation or removal. The nominee has consented to serve for the term of such Class. We have no reason to believe that the nominee will be unable or unwilling to serve, if elected. If such nominee should become unavailable prior to the election, the accompanying Proxy Card will be voted for the election, in his or her stead, of such other person as the Board of Directors may recommend.

Nominee for Class I Director

          Information regarding the Board's nominee for election as Class I Director is set forth below.

Howard L. Ehler, Jr.
Director since 2000
Age 58

          Mr. Ehler has been Principal Executive Officer of the Company since March 1990 and Executive Vice President, Chief Financial Officer and Secretary of the Company since April 1988. Prior thereto, he was Vice President, Chief Financial Officer and Assistant Secretary of the Company for over five years

Directors Continuing in Office

          Class II Directors. The following Class II directors have terms ending at the 2003 Annual Meeting:

Milton J. Wallace.
Director since 1999
Age 66

          Mr. Wallace has been a practicing attorney in Miami for over thirty-five (35) years and is currently a shareholder in the law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P.A. He was a co- founder and Chairman of the Board of Renex Corp, a provider of dialysis services, from 1993 through February 2000, when Renex Corp. was acquired by National Nephrology Associates, Inc. Mr. Wallace was Chairman of the Board of Med/Waste, Inc.,a provider of medical waste management services until February 13, 2002 when such company filed for bankruptcy under Chapter 7 of the federal Bankruptcy Code. He is a director of several private companies.

Morton L. Weinberger, CPA.
Director since 1988
Age 72

          Mr. Weinberger has been a director of the Company since 1988. Mr. Weinberger, a certified public accountant, has been self-employed as a consultant to various professional organizations for the past fifteen (15)
years. He provides consulting services for the Company. For the previous twenty-five years, he was engaged in the practice of public accounting. During such period, he was a partner with Peat Marwick Mitchell & Co., now known as KPMG Peat Marwick, and thereafter BDO Seidman, both public accounting firms.

          Class III Directors. The following Class III directors have terms ending at the 2004 Annual Meeting: Lisa M. Brock Director since 1988 Age 43

          Mrs. Brock was employed by the Company and its subsidiaries, Premix-Marbletite Manufacturing Co. and Acrocrete, Inc., as Vice President for over five (5) years until December 1994, when she retired. Mrs. Brock continues to serve as a consultant to the Company.

S. Daniel Ponce
Director since 1988
Age 53

          Mr. Ponce has been Chairman of the Board of the Company since 1988. Mr. Ponce has been engaged in the practice of law for over twenty five (25) years and is currently a shareholder in the law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P.A. Since March 1, 2002, Mr. Ponce is serving as special counsel to United States Senator Bob Graham. Mr. Ponce is a member of the Board of Directors of the University of Florida Foundation, Inc. and serves as Chairman of its audit committee. He is also a non- practicing certified public accountant.

Directors' Remuneration; Attendance

          Directors' Compensation: Directors who are officers or employees of the Company receive no additional compensation for their service as members of the Board of Directors. During the year ended December 31, 2001, each non-employee director received an annual retainer of $6,000, payable in quarterly installments. Directors are also reimbursed for expenses which may be incurred by them in connection with the business and affairs of the Company. Non-employee directors are eligible to receive grants of options under the Directors Stock Option Plan ("Directors Plan").

          Effective June 1, 1994, January 1, 1995 and January 1, 2001, the Company entered into separate consulting agreements with Mr. Weinberger, Ms. Brock and Mr. Wallace, respectively, to provide various management consulting services to the Company. Mr. Wallace and Ms. Brock receive monthly fees of $833. In connection with the Company's acquisition program adopted in 1999, Mr. Weinberger was requested to expend additional time in consulting with the Company's management on acquisition possibilities, including performing due diligence, administrative, accounting and other services. As a result of the increased time and effort spent by Mr. Weinberger, Mr. Weinberger's consulting fee for 2000 and 2001 was $3,500 per month.

Effective January 1, 2002 the fee was reduced to $2,500 per month. Each consulting agreement is terminable on sixty (60) days notice by either party.

          On November 14, 2001, each director was granted stock options to purchase 20,000 shares of the Company's common stock at an exercise price of $.20 per share until November 14, 2006.

          Since September 1994, Mr. Ponce has been provided the use of a Company car at a current cost of approximately $775 per month.

          Board Attendance. The Board of Directors met four (4) times in fiscal 2001. Each director attended all of the Board of Directors meetings in 2001.

Committees of the Board

          The Board has established a number of standing committees to assist it in the discharge of its responsibilities. The Board has standing Compensation and Stock Option and Audit Committees. The principal responsibilities of each standing committee are described below. Any action taken by a committee of the Board is reported to the Board of Directors, usually at the next Board meeting.

          Compensation and Stock Option Committee: The Compensation and Stock Option Committee, composed of Ms. Brock , as Chairman, and Messrs. Ponce and Weinberger, met three (3) times in fiscal 2001. Each member attended all of the meetings. The Compensation and Stock Option Committee reviews the Company's general compensation policies and procedures; establishes salaries and benefit programs for the Chief Executive Officer and other executive officers of the Company and its subsidiaries; reviews, approves and establishes performance targets and awards under incentive compensation plans for its executive officers; and reviews and approves employment agreements. The Compensation and Stock Option Committee also administers the Company's Employee Stock Option Plan and has the authority to determine, among other things, to whom to grant options, the amount of options, the terms of options and the exercise prices thereof.

          Audit Committee: The Audit Committee is presently composed of Mr. Weinberger, as Chairman and Messrs. Ponce and Wallace. The Audit Committee met two (2) times during 2001. Every member attended both meetings. The Audit Committee assists the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions. For further information regarding the Audit Committee, see " Report of the Audit Committee" on Page 7.

          Compensation Committee Interlocks and Insider Participation: During the year ended December 31, 2001, the Compensation and Stock Option Committee consisted of Ms. Brock and Messrs. Ponce and Weinberger. None of these directors has been an officer or employee of the Company or its subsidiaries during the last ten years, except Ms. Brock, who was formerly Vice President of Premix-Marbletite Manufacturing Co. and Acrocrete, Inc. until December 31, 1994. There are no other relationships required to be disclosed pursuant to applicable Securities and Exchange Commission rules and regulations.

Management Matters

          The are no current arrangements nor understandings known to the Company between any of the directors, nominees for director or the executive officers of the Company and any other person pursuant to which any such person was elected as a director or appointed as an executive officer. Except as otherwise stated herein, there are no family relationships between any directors, nominees for director, or executive officers of the Company. S. Daniel Ponce and Lisa M. Brock are cousins.

Section 16(a) Beneficial Ownership Reporting Requirements

          The Company's officers and directors are required to file Forms 3, 4 and 5 with the Securities and Exchange Commission in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. Based solely on a review of such reports furnished to the Company as required by Rule 16(a)-3, no director or executive officer, other than Mr. Wallace, failed to timely file such reports in 2001. Mr. Wallace filed Form 4's for the months of October 2000 and April 2001 untimely.

          The Board of Directors recommends that the Company's stockholders vote "for" the election of the Class I nominee.

          The nominee for Class I Director receiving the greatest number of affirmative votes of the shares of Common Stock represented at the Annual Meeting will be elected as a Director. Stockholders are not entitled to cumulate their votes for the election of the Class I director.

                          REPORT OF THE AUDIT COMMITTEE

          The Securities and Exchange Commission rules now require the Company to include in its proxy statement a Report of the Audit Committee. The Report concerns the Audit Committee's activities regarding oversight of the Company's financial reporting and auditing process. The Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

          The Company's Audit Committee is comprised of three non-employee members of the Company's Board of Directors and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The complete text of the Audit Committee Charter was most recently published in the Company's proxy statement for its 2001 Annual Meeting of Stockholders. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, are as reflected in the Audit Committee Charter.

          All three current members of the Audit Committee are independent as defined by the listing standards of the NASDAQ Stock Market, promulgated by the National Association of Securities Dealers, Inc.

          As set forth in more detail in the Audit Charter, the Audit Committee's primary responsibilities fall into three broad categories:

          - Financial Reporting Oversight. The Audit Committee is charged with monitoring the preparation of quarterly and annual financial statements by the Company's management, including discussions with management and the Company's independent auditors about draft annual financial statements and other accounting and reporting matters.

          - Independent Auditor Relationship. The Audit Committee is responsible for matters concerning the relationship between the Company and its independent auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as other services being provided to the Company; and determining whether such auditors are independent; and

          - Internal Controls Oversight. The Audit Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to regulatory compliance, ethics and conflicts of interest.

          During the year ended December 31, 2001,  the Audit  Committee met two
(2) times. The meetings were designed to facilitate and encourage private communications between the members of the Audit Committee, management and the Company's independent auditors, PricewaterhouseCoopers, LLP. The Audit Committee reports on its activities to the full Board of Directors, usually at the next Board meeting.

          The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls. PricewaterhouseCoopers, LLP. is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

          The functions of the Audit Committee are not intended to duplicate, or to certify, the activities of management and the independent auditors. The Audit Committee provides a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters.

          In overseeing the preparation of the Company's consolidated financial statements, the Audit Committee met with both management and representatives of PricewaterhouseCoopers, LLP. to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepting accounting principles and the Audit Committee discussed the financial statements with both management and the independent auditors. The Audit Committee's review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, "Communication with Audit Committees."

          PricewaterhouseCoopers, LLP., also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed the independence of PricewaterhouseCoopers, LLP., including the compatibility of non-audit services provided by such firm with its independence to the Company.

          Following the Audit Committee's discussions with management and PricewaterhouseCoopers, LLP., the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Audit Committee has not yet made a recommendation as to the independent auditors for the Company's financial statements for the fiscal year ending December 31, 2002.

                                           Respectfully Submitted,

                                           Audit Committee

                                           Morton L. Weinberger, Chairman
                                           S. Daniel Ponce
                                           Milton J. Wallace

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The following report of the Compensation Committee, and the Stock Performance Graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report in the Stock Performance Graph by reference therein.

          The Company's executive compensation program is administered by the Compensation and Stock Option Committee (the "Compensation Committee") of the Company's Board of Directors. The Compensation Committee is comprised entirely of outside, non-employee directors, whose role is to review and approve salaries and other compensation of the executive officers of the Company. The
Compensation Committee also reviews and approves various other Company compensation policies and matters and administers each of the Company's stock option plans, including the review and approval of stock option grants to the executive officers of the Company.

Compensation Policies Applicable to Executive Officers

          The primary goal of the Compensation Committee is to establish a relationship between executive compensation and the creation of shareholder value, while motivating and retaining key employees. The Company's compensation program for executives consists of two key components:

          - Cash compensation, consisting of (a) a base salary and (b) performance-based annual cash bonuses related to corporate profitability and individual accountability; and

          - Long-term incentive compensation through the periodic grant of stock options and restricted stock awards.

          The Company believes that this approach best serves the interests of the Company and its stockholders. The base salary enables the Company to meet the requirements of the highly competitive industry environment, while ensuring that executive officers are compensated in a way that advances both the short and long term interests of stockholders. Cash bonuses are intended to reward executive officers for meeting or exceeding corporate performance goals, as measured by financial results and other quantitative events. Stock options and restricted stock awards relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's shareholders.

Base Salary

          The Compensation Committee is responsible for establishing base salaries for the Company's executive officers, as well as changes in such salaries (other than as required by contracts). The Compensation Committee considers such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contributions and experience of such officer and the length of the officers' service with the Company.

          The Compensation Committee annually establishes an executive's base salary, subject to any long term contractual obligations, based upon an evaluation of the executive's level of responsibility and individual performance, considered in light of competitive pay practices.

Performance-Based Cash Compensation

          The Compensation Committee believes that a significant portion of the total cash compensation for its executive officers should be based upon the Company's achievement of specific performance criteria and the Compensation Committee's subjective evaluation of each executive's perceived responsibility for the Company's performance. Cash bonuses are strictly discretionary on the part of the Compensation Committee. However, the Compensation Committee recognizes that the purpose of cash bonuses is to motivate and reward eligible employees for good performance by making a portion of their cash compensation dependent on overall corporate profitability.

          At the beginning of each fiscal year, the Board of Directors establishes a business plan and budget for the Company which contains specific performance goals. At the end of each fiscal year, the Compensation Committee determines the propriety of awarding cash bonuses. Such determination takes into account the Company's performance and the operating results for the year, industry trends, the impact of strategic planning and the achievement of personal performance goals of each executive. The Compensation Committee also takes into account each executive's efforts in positioning the Company for future growth, even if initial efforts do not immediately result in a positive impact on the Company's financial condition.

Stock Options and Restricted Stock Awards

          Stock options and restricted stock awards are granted by the Company to aid in the hiring or retention of employees and to align the interests of the employees with those of the shareholders. Stock options and stock ownership directly link a portion of an employee's compensation to the interests of shareholders by providing an incentive to maximize shareholder value. Stock options have value only if the price of the Company's stock increases above the fair market value on the grant date and the employee remains in the Company's employ until the stock options become exercisable.

          The Company has an Employee Stock Option Plan (the "Employee Plan") for executive officers and other employees. The Employee Plan is generally used for making grants to executive officers and other employees as part of the Company's performance review. Stock option grants may be made to executive officers upon initial employment, upon promotion to a new, higher level position that entails increased responsibility, in connection with the execution of a new employment agreement or as further incentive to such executive officers. Annual stock option grants for executives are a key element of a market competitive total compensation package. In determining the number of stock options to be granted, the Compensation Committee receives recommendations from management and then reviews the current option holdings of the executive officers; their positions and length of service with the Company and subjective criteria on performance. It then determines the number of options to be granted based upon the principle of rewarding performance and providing continuing incentives to contribute to stockholder value. Using these guidelines, the Compensation
Committee granted options in 2001 to its executive officers and certain supervisory employees in varying amounts. Stock options under the Employee Plan are granted at a price equal to the fair market value of the common stock on the date of grant.

Chief Executive Officer Compensation

          The Company does not have a designated Chief Executive Officer. However, the similar functions have been designated the responsibility of Howard
L. Ehler, Jr., who serves as Executive Vice President, Principal Executive Officer, Chief Operating Officer and Chief Financial Officer. The Compensation Committee's basis for compensation of Mr. Ehler is based on the philosophy discussed above. In recognition of his service and commitment to the past and future success of the Company and to secure his services for the future, the Company entered into an employment agreement in 1993, which automatically renews each year unless either party gives written non-renewal within a specified time set forth in the employment agreement. Mr. Ehler's base salary for calendar year 2001 was $150,000 and has been increased to $155,000 for fiscal year 2002. The employment agreement provides for minimum annual increases reflecting changes in the cost of living. However, the Compensation Committee has the flexibility to increase base salary in excess of the minimum amount stated in the employment agreement, if warranted.

          In establishing Mr. Ehler's base salary for 2001, the Compensation Committee reviewed salaries of chief executive officers of comparable companies within its industry, as well as other industries, and Mr. Ehler's responsibilities within the Company. Factors taken into consideration included a subjective evaluation of Mr. Ehler's performance, changes in the cost of living, competitors' size and performance and the Company's achievements.

          Mr. Ehler's employment agreement provides for the right to earn annual cash bonuses determined in the sole discretion of the Company's Board of Directors. Such bonus awards are based upon incentive bonus criteria established by the Compensation Committee in each fiscal year in its discretion. Mr. Ehler received a cash bonus for 2001 in the amount of $30,000.

          In 2001, the Compensation Committee awarded Mr. Ehler options to purchase 20,000 shares of common stock pursuant to the Employee Plan. These options vested 100% at the end of six months and are fully exercisable for the balance of their term. The exercise price of the options was the fair market value of the underlying common stock on November 14, 2001, the date of grant. All such options expire at the end of five (5) years following the date of grant, if not exercised.

Executive Severance Packages

          In response to the increase in merger and acquisition activities in recent years within the industry and to provide the Company's principal executive officer with further incentive to remain with the Company, the Compensation Committee in 1993 granted Mr. Ehler an executive severance package protecting him in the event of change of control of the Company. The severance package is contained in Mr. Ehler's employment agreement. The severance package for Mr. Ehler is described in "Summary Compensation" below. the severance package is reviewed annually to determine if it is in the best interest of the Company to make any modifications. The Compensation Committee determined the severance package is fair to the Company and Mr. Ehler.

Impact of Section 162(m) of the Internal Revenue Code

          Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held corporations for compensation in excess of $1,000,000 paid for any fiscal year to the Company's Chief Executive Officer and the four
(4) other most highly compensated officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The policy of the Compensation Committee is to structure the compensation of the Company's executive officers to avoid the loss of the deductibility of any compensation, even though Section 162(m) does not preclude the payment of compensation in excess of $1,000,000. Notwithstanding, the Compensation Committee reserves the authority to award non-deductible compensation in circumstances as it deems appropriate. The Company believes that
Section 162(m) will not have any effect on the deductibility of the compensation of any executive officer for 2002.

                                               Respectfully submitted,

                                               Compensation Committee

                                               Lisa M. Brock, Chairman
                                               S. Daniel Ponce
                                               Morton L. Weinberger

                             EXECUTIVE COMPENSATION

Summary Compensation Table

          The following table summarizes the compensation earned by, and paid to, the Company's Chief Executive Officer and each other executive officer for the three fiscal years in the period ended December 31, 2001 whose total annual salary and bonus was in excess of $100,000 for any such periods (the "Named Executive Officers").



                                                                                                              Long-Term
                                                                                                             Compensation
                                                                                                    --------------------------------
                                                                                                                        Securities
                                                                                 Other Annual         Restricted        Underlying
       Name and Principal                                                        Compensation           Stock           Options(#)
            Position                Year        Salary(1)       Bonus(2)             (3)              Awards(4)            (5)
--------------------------------  ---------   -------------   -------------   ------------------    --------------    --------------
Howard L. Ehler, Jr.                2001           $150,000         $30,000          ---                       ---            20,000
   Executive Vice President,        2000            140,000          30,000          ---                   $60,000            10,000
   Principal Executive Officer      1999            130,000          30,000          ---                     2,000            20,000
   and CFO



Gary Hasbach                        2001            140,000          20,000         15,000                     ---            20,000
   President of Premix,             2000            130,000          30,000          ---                       ---            10,000
   Acrocrete and Just-Rite          1999            110,000          47,000          ---                       ---            10,000



-------------------

(1) None of the named individuals above have received personal benefits or perquisites that exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer in the above table.

(2) Bonuses shown were earned in the year indicated even though actually paid in a subsequent year.

(3) Mr. Hasbach's Other Annual Compensation represents relocation expenses provided by the Company.

(4) Mr. Ehler's Restricted Stock Awards in 2000 and 1999 represents the market value at date of issuance of 100,000 and 7,863 shares of common stock, respectively. Although 100,000 shares of common stock were issued in calendar year 2000, the Compensation Committee awarded such shares for performance of services rendered over the previous several years.

(5) Stock options are granted under the terms and provisions of the 1999 Employee Stock Option Plan. For a description of the stock options, see "Options Granted in Last Fiscal Year" below

Options Granted in Last Fiscal Year

          The following table sets forth information concerning grants of stock options to each of the Named Executive Officers for the year ended December 31, 2001:



                                                     % of Total
                                  Number of            Options                                               Potential Realizable
                                 Securities          Granted to                                                Value at Assumed
                                 Underlying           Employees         Exercise                             Annual Rate of Stock
                                   Options            in Fiscal           Price          Expiration           Price Appreciation
           Name                 Granted(#)(1)          Year(3)        ($/Share)(2)          Date             for Option Term($)(3)
--------------------------   -------------------   ---------------    -------------    ---------------    --------------------------
                                                                                                               5%            10%
                                                                                                          ------------   -----------
Howard L. Ehler, Jr.                 20,000             10.8%            $ .20             11/14/06          $1,108         $2,444

Gary J. Hasbach                      20,000             10.8%            $ .20             11/14/06          $1,108         $2,444

-------------------

(1) Options were granted pursuant to the terms and conditions of the Company's 1999 Employee Stock Option Plan ("Employee Plan").

(2) The exercise price per share was equal to the fair market value of the Company's common stock at the date of grant.

(3) The amounts disclosed in the columns which notes appreciation of the common stock at the 5% and 10% rates dictated by the Securities and Exchange Commission, are not intended to be a forecast of the actual value of the common stock price and are not necessarily indicative of the actual value which my be realized by the Named Executive Officers or any stockholders. These assumed rates of 5% and 10% would result in the Common Stock price increasing from $.20 per share to approximately $.26 per share and $.32 per share, respectively. As of December 31, 2001, the market price of the common stock was $.18 per share..

Aggregated Option Exercises in Fiscal 2001 and Fiscal Year End Option Values

          The following table sets forth certain aggregated option information for each Named Executive Officer in the Summary Compensation Table for the year ended December 31, 2001:


                                    Number of Securities Underlying                       Value of Unexercised
          Name                          Unexercised Options(#)                           In-The-Money Options(1)
-------------------------    ---------------------------------------------   -----------------------------------------------
                                       Exercisable           Unexercisable         Exercisable             Unexercisable
                             ---------------------   ---------------------   -----------------------   ---------------------
Howard L. Ehler, Jr.                        50,000                    ----                      ----                    ----
Gary Hasbach                                40,000                    ----                      ----                    ----

--------------------

          No options were exercised by the Named Executive Officers during the year ended December 31, 2001.

(1) The option exercise prices range from $.20 to $.57 per share. At December 31, 2001, the fair market value of the Company's common stock was $.18 per share, the average of the closing bid and asked price of the common stock as reported on the OTC Bulletin Board.

Employment Agreements

          The Company is a party to a one year renewable employment agreement with Howard L. Ehler, Jr. Mr. Ehler serves as the Company's Executive Vice President, Principal Executive Officer, Chief Operating Officer and Chief Financial Officer at a current base salary of $150,000. Mr. Ehler's employment agreement provides for automatic renewal for additional one year periods on July 1st of each year, unless the Company or Mr. Ehler notifies the other party of such party's intent not to renew at least 90 days prior to each June 30 of the initial term and any extended term thereafter. Mr. Ehler receives a car allowance, as well as certain other benefits, such as health and disability insurance. Mr. Ehler is also entitled to receive incentive compensation based upon targets formulated by the Compensation Committee.

          Prior to a Change in Control (as defined in Mr. Ehler's employment agreement), the Company has the right to terminate the employment agreement, without cause, at any time upon thirty days written notice, provided the Company pays to Mr. Ehler a severance payment equivalent to 50% of his then current annual base salary. Mr. Ehler has agreed not to disclose information and not to compete with the Company during his term of employment and, in certain cases, for a two (2) year period following his termination.

          In the event of a Change in Control, the employment agreement is automatically extended to a three year period. Thereafter, Mr. Ehler would be entitled to terminate his employment with the Company for any reason at any time. In the event Mr. Ehler so terminates employment, Mr. Ehler would be entitled to receive the lesser of (i) a lump sum equal to the base salary payments and all other compensation and benefits Mr. Ehler would have received had the employment agreement continued for the full term; or (ii) three times Mr. Ehler's base salary then in effect on the effective date of termination. Mr. Ehler would also be entitled to such severance in the event the Company terminates the Executive without cause after a Change of Control.

Stock Option Plans

          The Company has two stock option plans, the Director's Stock Option Plan and the 1999 Employee Stock Option Plan (collectively, the "1999 Plans"). The 1999 Plans provide for options to be granted at generally no less than the fair market value of the Company's stock at the grant date. The 1999 Plans are administered by the Company's Compensation and Stock Option Committee. Options granted under the 1999 Plans have a term up to 10 years and are exercisable six months from the grant date provided however, no options under the Director's Plan will be exercisable until the Company's stockholders approve the Director's Plan. A total of 600,000 and 200,000 shares are reserved for issuance under the Employee and Director Plans. As of December 31, 2001, there were outstanding options to purchase 240,000 and 160,000 shares under the Employee and Director Plans, respectively. The exercise prices for the outstanding options range from $.20 to $.57 per share. All options expire five (5) years from the date of grant and are fully vested.

                                                  STOCK OWNERSHIP

          The following table sets forth certain information as of May 15, 2002 with respect to the beneficial ownership of the Company's common stock by (i) each director of the Company, (ii) each Named Executive Officer, (iii) each person known to the Company to own more than 5% of such shares, and (iv) all executive officers and directors as a group. (Except as otherwise provided herein, the information below is supplied by the holder):


                                                           Number of Shares
                                                             Beneficially               Percent of Shares
      Name and Address of Beneficial Owner(1)                  Owned(2)                Beneficially Owned
---------------------------------------------------   ---------------------------   -------------------------
Maureen P. Ferri                                                          656,981                           7.1%
  120 Simmons Road
  Statesboro, GA. 30458
Lisa M. Brock                                                           309,006(3)                          3.3%
Howard L. Ehler, Jr.                                                    466,108(4)                          5.0%
Gary J. Hasbach                                                         290,400(5)                          3.1%
S. Daniel Ponce                                                         611,966(6)                          6.6%
Milton J. Wallace                                                       183,000(7)                          2.0%
Morton L. Weinberger                                                    249,210(8)                          2.7%
All directors and officers                                            2,135,808(9)                         22.5%
      as a group (8 persons)

------------------

(1) Except as set forth herein, all securities are directly owned and the sole investment and voting power are held by the person named. Unless otherwise indicated, the address for each beneficial owner is the same as the Company.

(2) The percent of class for common stockholders is based upon 9,220,434 shares of common stock outstanding and such shares of common stock such individual has the right to acquire within 60 days upon exercise of options or warrants that are held by such person (but not those held by any other person).

(3) Includes 40,000 shares of common stock issuable upon exercise of stock options.

(4) Includes 50,000 shares of common stock issuable upon exercise of stock options.

(5) Includes 40,000 shares of common stock issuable upon exercise of stock options.

(6) Includes 40,000 shares of common stock issuable upon exercise of stock options.

(7) Includes 40,000 shares of common stock issuable upon exercise of stock options.

(8) Includes 40,000 shares of common stock issuable upon exercise of stock options.

(9) Includes 270,000 shares of common stock issuable upon exercise of stock options.

        PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF
           INCORPORATION TO EFFECT A ONE FOR FIVE REVERSE STOCK SPLIT
                          OF THE COMPANY'S COMMON STOCK

General

          The Company's Board of Directors has adopted a proposal declaring advisable an amendment to the Certificate of Incorporation of the Company to effect a one for five reverse stock split of all of the authorized and outstanding common stock of the Company (the "Reverse Stock Split") . The approval of the Reverse Stock Split, and the filing of the amendment as described herein and attached hereto as Exhibit "A", will not alter the number of currently authorized shares of the Company's capital stock, which will remain at 45,000,000, consisting of 40,000,000 shares of common stock, $.01 and 5,000,000 shares of preferred stock, par value $.01 per share. There are no shares of preferred stock currently issued and outstanding. However, adoption of the Reverse Stock Split will reduce the number of outstanding shares of common stock of the Company as of the Record Date from 9,220,434 to approximately 1,844,086 shares. As the Reverse Stock Split will effect a reduction in the number of shares of Common Stock outstanding without a commensurate increase in the par value of the common stock, it will result in a reduction in the Company's stated capital.

          The Reverse Split will not materially affect the proportionate equity interest in the Company of any holder of existing common or the relative rights, preferences, privileges or priorities of any such stockholder (with the limited exception of shareholders who will only own fractional shares of common stock after the Reverse Stock Split). The common stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. All shares of common stock will have the same par value, voting rights and other rights as existing shares of common stock. In addition, pursuant to the terms of the Company's stock option plans, and the terms of any issued and outstanding warrants, the number of shares issuable upon exercise of such outstanding options and warrants, and the exercise price per share, will be proportionately adjusted, and neither the par value, nor the number of shares which the Company is authorized to issue, will change.

          If the Reverse Stock Split is approved and effected, the Reverse Stock Split will result in some stockholders owning "odd-lots" of less that 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher that the costs of transactions in "round-lots" of even multiples of 100 shares.

          It is expected that if the shareholders authorize this amendment, that the filing of a Certificate of Amendment (the "Reverse Stock Split Amendment") will occur as soon as practical after the date of the Annual Meeting. The proposed reverse stock split will become effective on the effective date of that filing (the "Effective Date"). Commencing on the Effective Date, each currently outstanding certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares resulting from the proposed reverse stock split. New stock certificates reflecting the number of shares resulting from the stock split will be issued only as currently outstanding certificates are transferred. However, the Company will provide shareholders with instructions as to how to exchange their certificates and encourage them to do so.

Reasons for the Reverse Stock Split

          The Company's Board of Directors believe that the decrease in the number of shares of common stock outstanding as a consequence of the proposed reverse stock split should increase the per share price of the common stock, which may encourage greater interest in the common stock and possibly promote greater liquidity for the Company's shareholders. No assurance can be given, however, that the market price of the common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. Additionally, the Company believes that a decrease in the number of outstanding shares of the Company's common stock will result in an increase in the number of shares available for issuance, allowing the Company greater flexibility to conduct financings through the issuance of additional equity.

          There can be no assurance that the Reverse Stock Split will not adversely impact the market price of the common stock, that the marketability of the common stock will improve as a result of the Reverse Stock Split, or that the Reverse Stock Split will otherwise have any of the effects described herein.

Federal Income Tax Consequences

          The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the post-split common stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of common stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed reverse stock split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

          -         The  proposed   reverse   stock  split  will  qualify  as  a
                    recapitalization described in Section 368(a)(1)(E) of the Code.

          - No gain or loss will be recognized by the Company in connection with the proposed reverse stock split.

          - No gain or loss will be recognized by a shareholder who exchanges all of his shares of common stock solely for shares of post-split common stock.

          - The aggregate basis of the shares of post-split common stock to be received in the proposed reverse stock split will be the same as the aggregate basis of the shares of common stock surrendered in exchange therefor.

          - The holding period of the shares of post-split common stock to be received in the proposed reverse stock split will include the holding period of the shares of common stock surrendered in exchange therefor.

Stock Certificates and Fractional Shares

          The Reverse Stock Split will occur on the Effective Date without any further action on the part of the Company's stockholders and without regard to the date or dates on which certificates representing shares of common stock are actually surrendered by each holder thereof for certificates representing the number of shares of the common stock which each such stockholder is entitled to receive as a consequence of the Reverse Stock Split. After the Effective Date of the Reverse Stock Split, the certificates representing shares of Existing Common will be deemed to represent one-fifth the number of shares of common stock. Certificates representing shares of common stock will be issued in due course as old certificates are tendered for exchange or transfer to Continental Stock Transfer and Trust Company, 17 Battery Place, New York, NY 10004 (the "Exchange Agent" or "Transfer Agent"), telephone number: (212) 509-4000.

          No fractional shares of common stock will be issued and, in lieu thereof, stockholders holding a number of shares of common stock prior to the Effective Date Split not evenly divisible by five, and stockholders holding less than five shares of common stock prior to the Effective Date, upon surrender of their old certificates, will receive cash in lieu of fractional shares of common stock. Such cash payment will not be made until a stockholder's certificates of common stock are presented to the Exchange Agent. The price payable by the Company for those shares of common stock which are not divisible by five will be equal to the product of (a) the number of such shares which cannot be exchanged for a whole number of shares of common stock and (b) the average of the high bid and low asked prices of one share of Existing Common, as reported on the NASD

OTC Bulletin Board for the ten business days immediately preceding the Effective Date of the Reverse Stock Split for which transactions in the common stock are reported.

Source of Funds

          The funds required to purchase the fractional shares are available and will be paid from the current cash reserves of the Company. The Company's stockholder list indicates that a portion of the common stock outstanding is registered in the names of clearing agencies and broker nominees. It is, therefore, not possible to predict with certainty the number of fractional shares or the total amount that the Company will be required to pay for fractional share interests. However, it is not anticipated that the funds necessary to effect the cancellation of fractional shares will be material.

Number of Holders

          As of the Record Date, there were approximately ____ holders of record, and approximately _____ beneficial owners, of common stock. The Company does not anticipate that as a result of the Reverse Stock Split, the number of
holders  of  record  or   beneficial   owners  of  common   stock  will   change
significantly.

No Change in Company's Status

          The Company does not currently intend to seek, either before or after the Reverse Stock Split, any change whatsoever in the Company's status as a reporting company for federal securities law purposes.

Appraisal Rights

          No appraisal rights are available under the Delaware General Corporate law or under the Company's Certificate of incorporation or By-=laws to any shareholder in connection with the Reverse Stock Split.

Board of Directors Reservation of Rights.

          The Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split Amendment, if at any time prior to filing such Reverse Stock Split Amendment with the Department of State of Delaware, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders. In addition, the Board of Directors reserves the right to delay of the Reverse Stock Split Amendment for up to twelve months following stockholder approval thereof at the Annual Meeting. However, at the present time, the Board of Directors intends to proceed with the Reverse Stock Split Amendment as presented herein without delay.

Shareholder Vote Required

          An affirmative vote of the holders of a majority of the outstanding common stock entitled to vote at the Annual Meeting is required to adopt the proposal to effect the one for five reverse stock split. Accordingly, abstentions and broker non-votes could have a significant effect on the outcome of this proposal. Proxies solicited by the Board of Directors will be voted in favor of the adoption of the proposal to effect the one for five reverse stock split unless otherwise indicated thereon.

          The Board of Directors has unanimously approved and recommends that the Company's stockholders approve the one for five reverse stock split, which is designated as Proposal 2 on the enclosed Proxy Card.

                              CERTAIN TRANSACTIONS

          The law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P.A. of which Mr. Ponce, the Company's Chairman of the Board, and Mr. Wallace, a Director, are stockholders, served as general counsel to the Company. The law firm received $275,000 in 2001 for legal services rendered to the Company and its subsidiaries.


                             STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return of the Company's common stock from January 1, 1997 to December 31, 2001 with (a) the Russell 2000 Stock Index; and (b) a Peer Group Index. The graph assumes that $100 was invested on January 1, 1997 in the Company's common stock, the Russell 2000 Stock Index and the Peer Group Index and that all dividends were reinvested. The Peer Group Index on the graph includes the common stock of fifty-two (52) publicly traded companies in the building materials industry.



                                 [GRAPH OMITTED]





                               1996            1997           1998            1999           2000            2001
                               ----            ----           ----            ----           ----            ----
Imperial Industries           100.00          420.00         400.00          620.00         380.00          180.00
Peer Index                    100.00          109.76         125.32          107.22         109.45          119.67
Russell 2000 Index            100.00          122.34         118.91          142.21         136.07          137.46



                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          The firm of PricewaterhouseCoopers, LLP has served as the Company's independent auditors for the years ended December 31, 1999, 2000 and 2001. Although the Board of Directors has not yet selected a firm to serve as auditors for the year ended December 31, 2002, it is expected that PricewaterhouseCoopers, LLP will be retained by the Company for such audit. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement, if they desire, and to respond to appropriate questions.

Audit Fees

          PricewaterhouseCoopers, LLP billed the Company an aggregate of $74,250 for professional services and related expenses rendered in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for each quarter within such fiscal year.

Information Systems Design and Implementation Fees

          The Company did not engage PricewaterhouseCoopers, LLP for financial information system design and implementation for the fiscal year ended December 31, 2001.The services, which include designing or implementing systems that aggregate source data underlying financial statements or generate information that is significant to such financial statements are provided internally or by other service providers.

All Other Fees

          The Company paid an aggregate of $14,170 in fees and expenses to PricewaterhouseCoopers, LLP during the fiscal year ended December 31, 2001 for all other services. Such services consisted of accounting consultation, federal, state and tax planning and services and services related to filings made with the Securities and Exchange Commission. The Audit Committee reviewed audit and non-audit services performed by PricewaterhouseCoopers, LLP, as well as fees charged by PricewaterhouseCoopers, LLP for such services. In its review of non-audit service fees, the Audit Committee considered, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with PricewaterhouseCoopers, LLP. can be found in the sections of the proxy statement: "Board Committees and Meetings," "Report of the Audit Committee" and the appendix.


                                  OTHER MATTERS

          Management is not aware of any other matters which may come before the Annual Meeting and which require the vote of stockholders in addition to those matters indicated in the notice of meeting and this Proxy Statement. If any other matter calling for stockholder action should properly come before the Annual Meeting or any adjournment thereof, those persons named as proxies in the enclosed proxy will vote in accordance with their best judgment.


                              STOCKHOLDER PROPOSALS

          Stockholders who wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 2003 annual meeting must be received by the Company no later than March 20, 2003 for inclusion in the Company's proxy statement related to the 2002 annual meeting. Such notice must include (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the number of shares of common stock of the Company which are owned beneficially of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring valid business before the meeting.


                                  ANNUAL REPORT

          A copy of the Company's 2001 Annual Report, including audited financial statements as of December 31, 1999, 2000 and 2001 and for each of the three (3) years in the period ending December 31, 2001 are being mailed to all stockholders. Copies of the Annual Report on Form 10-K for the Fiscal Year ended December 31, 2001 as filed with the Securities and Exchange Commission may be obtained by writing to Corporate Secretary, 1259 Northwest 21st Street, Pompano Beach, Florida 33069.

                                                             Exhibit "A"


               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION


      Article FOURTH of the Company's Certificate of Incorporation is proposed to be amended as follows:

         FOURTH: (a) The aggregate number of shares of stock which the Corporation shall have authority to issue is Forty-Five Million (45,000,000) shares, consisting of (i) Forty Million (40,000,000) shares with a par value of one cent ($.01) per share, which are designated as Common Stock; and (ii) Five Million (5,000,000) shares with a par value of one cent ($.01) per share, which are designated as Preferred Stock.

                  (b) The designations, preferences, privileges and powers of the shares of the Common Stock and of the Preferred Stock and the restrictions and qualifications thereof shall be the same in all respects as though shares of one class of stock, except that the Board of Directors is hereby vested with the authority to provide for the issuance of the Preferred Stock, at any time and from time to time, in one or more series, each of such series to have such powers, designations, preferences and relative, participating or option or other special rights and such qualifications, limitations or restrictions thereon as expressly provided in the resolution or resolutions, duly adopted by the Board of Directors providing for the issuance of such shares. The authority which is hereby vested in the Board of Directors shall include, but not be limited to, the authority to provide for the following matters relating to each series of the Preferred Stock:

                           (i) the number of shares to constitute such series, and the designations thereof;

                           (ii) the voting power of holders of shares of such series, if any, and the Board of Directors may, without limitation determine the vote or fraction of vote to which the holder may be entitled, the events upon the occurrence of which such holder maybe entitled to vote, and the Board of Directors may determine to restrict or eliminate entirely the right of such holder to vote;

                           (iii) the rate of dividends, if any, and the extent of further participation in dividend distributions, if any, and whether dividends shall be cumulative or non-cumulative;

                           (iv)     whether or not such series shall be
         redeemable, and if so, the terms and conditions upon which shares of such series shall be redeemable;

                           (v) the extent, if any, to which such series shall have the benefit of any sinking fund provision for the redemption or purchase of shares;

                           (vi) the rights, if any, of such series, in the event of the dissolution of the corporation, or upon any distribution of the assets of the corporation;

                           (vii) whether or not the shares of such series shall be convertible, and if so, the terms and conditions on which shares of such series shall be convertible; and

                           (viii)   such other powers,  designations,
         preferences and the relative, participating or optional or other special rights, and such qualifications, limitations or restrictions thereon, as and to the extent permitted by law.

                  (c) No  holder  of  Common  Stock  or  Preferred  Stock of the corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of the corporation or any additional capital stock of the corporation of any class, or any bonds, certificates of indebtedness, debentures or other securities convertible into stock of the corporation, but any such unissued stock or such additional authorized issue of new stock or other securities convertible into stock, may be issued and disposed of, pursuant to resolution of the Board of Directors, to such persons, firms corporations or associations and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of their discretion.


                  (d) On or about July 19, 2002,  (the  "Effective  Date"),  all outstanding  shares  of  Common  Stock  of  the  Corporation  shall  be automatically combined at the rate of one for five (the "Reverse Split") without the necessity of further action on the part of the holders thereof or the Corporation; provided however, that the Corporation shall, through its transfer agent, exchange certificates representing Common Stock outstanding immediately prior to the Effective Date of the Reverse Split (the "Existing Common") into new certificates ("New Certificates") representing the appropriate number of shares of Common Stock resulting from the combination ("New Common"). No fractional shares, but only whole shares of New Common shall be issued to any holder of less than five (5) shares or any number of shares which, when divided by five (5), does not result in a whole number. In lieu of fractional shares, the Corporation has arranged for its transfer agent (the "Exchange Agent") to remit payment therefor on the following terms and conditions.

                  The price payable by the Corporation for fractional shares of Existing Common, certificates for which are surrendered to the Exchange Agent in connection with the Reverse Split, shall be equal to the product of (i) the number of such shares which cannot be exchanged for a whole share of New Common and (ii) the average of the high bid and low asked prices of one share of Existing Common, as reported on the NASD OTC Bulletin Board for the ten business days immediately preceding the Effective Date of the Reverse Stock Split for which transactions in the Existing Common are reported.

                  The par value and the number of authorized shares of Common Stock shall remain as otherwise provided above in Article Fourth of this Certificate of Incorporation and shall not be modified in any way as the result of this Reverse Split. From and after the Effective Date, certificates representing shares of Existing Common shall represent only the right of the holders thereof to receive New Common and payment as provided herein for fractional shares of Existing Common.

                  From and after the Effective Date, the term "New Common" as used in this subparagraph (d) of Article FOURTH shall mean Common Stock as provided in this Certificate of Incorporation.

                            IMPERIAL INDUSTRIES, INC.
                                      PROXY
         THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 19, 2002

          The undersigned hereby appoints S. Daniel Ponce and Howard L. Ehler, Jr., or either of them, as proxies, with full individual power of substitution to represent the undersigned and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the at the Hyatt Regency Hotel, 400 S.
E. 2nd Avenue, Miami, Florida, at 10:00 A.M., local time, on July 19, 2002, and any and all adjournments thereof, in the manner specified below:

1.     Election of Class I Director

Nominee:
-------

       Howard L. Ehler, Jr.

|_| For the nominee listed above |_| Withhold authority to vote for the nominee

2 Proposal to Amend the Certificate of Incorporation to effect a one for five reverse stock split of the Company's common stock

       |_|   For          |_|   Against       |_|      Abstain

                                             (continued on other side)

THIS PROXY, WHEN PROPERLY EXECUTED, SHALL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR AND FOR APPROVAL OF THE REVERSE STOCK SPLIT. Should any other matter requiring a vote of the stockholders arise, the persons named in the Proxy or their substitutes shall vote in accordance with their best judgment in the interest of the Company. The Board of Directors are not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.






Dated: ____________________, 2002



---------------------------------
Signature


---------------------------------
Signature

Please sign the Proxy exactly as name appears. When shares are held by joint tenants, both should sign. Executors, administrators, trustees or otherwise signing in a representative capacity should indicate the capacity in which signed.

PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.